                                                              CONFORMED COPY



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   _________________________________________

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 26, 2000

                             WHIRLPOOL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     1-3932                   38-1490038
----------------------------     -------------------      ----------------------
(State or other jurisdiction      (Commission File           (I.R.S. Employer
     of incorporation)                 Number)              Identification No.)



     2000 M63 North,  Benton Harbor, Michigan                    49022-2692
     ----------------------------------------------------------------------
     (Address of principal executive officers)                   (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code
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Item 5. Other Events
        ------------

     The Registrant is hereby filing the following Compensation and Benefits Assurance Agreements (severance agreements) that provide benefits to executive officers in the event of a change of control of the corporation.

     Exhibit 1 - Form of Compensation and Benefits Assurance Agreement covering Messrs. Whitwam, Fettig, Kerber and Thieneman.

     Exhibit 2 - Form of Compensation and Benefits Assurance Agreement covering Mr. Paulo Periquito.


Item 7. Financial Statements and Exhibits
        ---------------------------------

          Exhibit 1 - Form of Compensation and Benefits Assurance Agreement covering Messrs. Whitwam, Fettig, Kerber and Thieneman.

          Exhibit 2 - Form of Compensation and Benefits Assurance Agreement covering Mr. Paulo Periquito.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: April 27, 2000          By:  /s/  Robert T. Kenagy
                                 ----------------------------------------
                                 Name:  Robert T. Kenagy
                                 Title: Associate General Counsel and Secretary